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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      _________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 6, 1996
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                          Chevy Chase Bank, F.S.B.
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                  (Exact Name of Registrant as Specified in Charter)


            Maryland               333-15865                Not Yet Issued
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 (State or Other Jurisdiction     (Commission               (IRS Employer
     of Incorporation)            File Number)           Identification No.)

     8401 Connecticut Avenue, Chevy Chase, Maryland             20815
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           (Address of Principal Executive Officer)             Zip Code)


    Registrant's telephone number, including area code     (301) 986-7000
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  DESCRIPTION OF THE CERTIFICATES AND THE AUTO LOANS

    Chevy Chase Auto Receivables Trust 1996-2 (the "Trust") and Chevy Chase Bank, F.S.B., as seller, servicer, and originator of the Trust, have registered $321,422,908.82 in aggregate principal amount of the Trust's 5.9% Auto Receivables Backed Certificates (the "Certificates") with the Securities and Exchange Commission (the "Commission") on Form S-3 (the "Registration Statement"). Pursuant to the Registration Statement, the Trust issued $321,422,908.82 in aggregate principal amount of the Certificates on December 17, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed so that copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as exhibits to the Registration Statement, may be filed with the Commission.

    The Certificates were issued pursuant to a Pooling and Servicing Agreement attached hereto, dated as of December 1, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee. The Certificates evidence, in the aggregate, fractional undivided ownership interests in the Trust which consists primarily of simple interest secured by new and used automobiles, light duty trucks and vans financed thereby. As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated December 10, 1996 filed with the Commission pursuant to Rule 424(b)(1) of the Securities Exchange Act of 1934.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

    1.1 Underwriting Agreement, dated December 6, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and CS First Boston, as Representative of the Underwriters

    4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee






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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHEVY CHASE AUTO RECEIVABLES TRUST 1996-2

                        By:  Chevy Chase Bank, F.S.B., as Seller and Servicer

                        By: /s/  Joel A. Friedman

                           Joel A. Friedman
                           Senior Vice President and Controller

                        Date: December 23, 1996